SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 20, 2002


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-25032                   25-1724540
------------------------------    --------------            -------------------
 (State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


        600 Mayer Street, Bridgeville, Pennsylvania              15017
      -------------------------------------------------       -----------
          (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 5.   Other Events.

          On November 20, 2002, Universal Stainless & Alloy Products, Inc. (the "Company") announced that the members of Local 3403 of the United Steelworkers of America representing the employees at the Company's facility in Bridgeville, PA have rejected an offer from management that included increased wages and other benefits. The press release, dated November 20, 2002, issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

          The foregoing description is qualified in its entirety by reference to the complete text of the press release as set forth in Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              Exhibit 99.1          Press Release dated November 20, 2002.




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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                    By:  /S/ RICHARD M. UBINGER
                                         -------------------------------------
                                         Vice President of Finance,
                                         Chief Financial Officer and Treasurer

Dated:  November 20, 2002


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




                                  EXHIBIT INDEX
                                    ---------


          Exhibit 99.1  Press Release dated November 20, 2002.


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